                                                                   EXHIBIT 10.31

                        SHARES PLEDGE CONTRACT # 96144/Z

Moscow                                                             July 29, 2005

     OPEN JOINT-STOCK COMPANY "ALPHA-BANK", hereinafter referred to as the
"Pledgee", in the person of Director on crediting corporate clients Mr.
Silvestrov A.K., acting the basis of the Power of attorney # 01/1489D dated
23.08.2004, on the one hand, and CTC MEDIA, INC., hereinafter referred to as the
"Pledgor", in the person of the Chief Financial Officer Mr. Nilesh Lakhani, acting on the basis of the power of attorney # N/A dated March 23, 2005, on the other hand, hereinafter jointly referred to as the "Parties", have concluded the present Contract as follows:

                           1. SUBJECT OF THE CONTRACT

     1.1. In accordance with the Agreement on # 96144 on crediting in the foreign currency dated July 29, 2005 concluded between CLOSED JOINT-STOCK
COMPANY "NETWORK OF TELEVISION STATIONS", hereinafter referred to as the
"Obligator", and the Pledgee for the term till July 29, 2007 inclusive
(hereinafter referred to as the "Agreement"), the Pledgee shall grant credits, the amount of lump-sum arrears on which on any day of valid term of the
Agreement cannot exceed 30,000,000.00 (THIRTY MILLION 00/100) US Dollars
(further - the "arrears limit") on the basis of Additional agreements concluded between the Pledgee and the Obligator.

     1.1.1. The Obligator shall pay to the Pledgee for using Credits the interest under the rate established in the corresponding Additional agreement hereto.

     1.1.2. The interest for the sum of principal debt upon the Credit (further the "Interest") shall be accrued for the period from the date of granting each
Credit and up to the date of debt repayment on each Credit in full, but not later than each Credit repayment date specified in the corresponding Additional agreement to the Agreement.

     1.1.3. The Interest shall be paid by the Obligator on a monthly basis, on the 25th of each month for actual amount of days of using the Credits, hereunder a year shall be recognized to be equal to 365 or 366 days in conformity with the real number of calendar days in a year.

     Last payment of the interest shall be executed on the arrears repayment date of each Credit in full, but not later than each Credit repayment specified in the corresponding Additional agreement to the Agreement. Interest payment date shall be understood as the date of transfer of the interest sum to the
Pledgee's account.

     1.1.4. The Obligator shall be entitled to pre-term repayment of the Credits granted within the limits of the present Agreement.

     1.1.5. In case of untimely repayment of the principal debt and/or payment of the Interest, the Obligator shall pay to the Pledgee the penalty at the rate of 0.1% (one tenth) of the sum of untimely repaid principal debt duty and/or the Interest per every day of the delay in repayment of the debts.

     1.1.6. The Pledgee shall be entitled to terminate the Agreement unilaterally in pre-term and/or collect the debt under the Credits in the following cases:

     a. Delay in payment of the calculated interest (in full or in part) more than for 2 (two) months;

     b. Infringement by the Obligator of the Credits repayment date (dates)
        stipulated by the Additional Contracts to the present Contract;

     c. Initiation (or renewal) of court proceedings against the Obligator where the price of the claim makes not less than 10 (ten) percent of the balance cost of the assets/property;

     d. Imposing of arrest on property of the Obligator of the cost of not less than 10 (ten) percent of the balance cost of the assets/property;

     e. Revelation of inaccuracy or incompleteness of the information presented by the Obligator to the Creditor pursuant to paragraph 2.4. of the
        Agreement;

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PLEDGEE                                                                  PLEDGOR
[SIGNED]                                                                [SIGNED]

Shares Pledge Contract #96144/z                                                2

     f. Initiation of the trial on insolvency (bankruptcy) of the Obligator;

     g. Reorganization of the Obligator without the preliminary notice of the
        Pledgee in writing;

     h. Termination or change without the notice of the Pledgee in writing of the type of commercial activity of the Obligator carried out by them for the date of signing of the Agreement;

     i. Non-performance by the Obligator of the condition of the Agreement on target use of the Credits;

     j. Infringement by the Obligator of the conditions of the Agreement;

     k. Availability or occurrence of any circumstances that under the Pledgee's motivated opinion can complicate or make impossible the duly execution by the Obligator of the obligations under the Agreement;

     l. Transfer by the Obligator of the property without the Pledgee's written approval in mortgage, lease, fiduciary management as well as any other encumbrance of the Obligator's property, should the cost of such property make not less than 20 (twenty) percent of the balance cost of assets/property of the Obligator;

     m. Recognizing the transaction (transactions) establishing security of the
        Obligator's performance of the obligations under the Agreement void (for any reason);

     n. Occurrence of the circumstances listed in subparagraphs "c", "d", "f",
        "g" of the present paragraph concerning the Pledgor under the Contract on guarantee establishing security for the Agreement provided that another Guarantor satisfying the Pledgee is not presented by the
        Obligator.

     1.1.7. The Pledgor shall be aware of all other conditions of the Agreement.

     1.2. In case of infringement by the Obligator of the obligation secured by the pledge, the Pledgee shall be entitled to receive consideration at the cost of the securities, being a subject of the pledge after satisfaction of the demands on pledge contract # 93227/z concluded between the Pledgor and the
Pledgee on September 03, 2004.

     1.3. Subject of the pledge shall be the following securities belonging to the Pledgor on the right of ownership and being the pledge subject under pledge contract # 93227/z concluded between the Pledgor and the Pledgee on September
03, 2004:

Ordinary registered stock of Closed joint-stock company
"Network of television stations" with the par value of 10 (Ten) roubles each:

     - State registration number of issue 1-0200827-I in the amount of 622,896
(Six hundred twenty two thousand eight hundred and ninety six) pieces. according to the extract from the register of shareholders of the Closed joint-stock company "Network of television stations" (is attached).

     1.3.1. The subject of the pledge shall remain with the Pledgor, be in their possession and use and be subject to accounting on the personal account 0001of the Pledgor in the Register of Closed joint-stock company "Network of television stations" (the register holder is Closed joint-stock company "Network of television stations").

     The Pledgor shall undertake to carry out all actions connected to registration of the securities pledge in accordance with the current legislation and to present the Pledgee the extract from the Register of shareholders of
Closed joint-stock company "Network of television stations" on the registration of the pledge subject.

     1.3.2. The Parties have agreed to estimate securities transferred into the pledge at the rate of 76,000,000.00 (seventy six million) US dollars.

     1.3.3. The Pledgor shall be entitled to use the pledge subject, carry out the rights of shareholders, including, but not limited to, carrying out the right to participate in a general meeting of shareholders of Closed joint-stock company "Network of Television stations".

     1.4. The Pledgor shall guarantee that the securities transferred into pledge are free from any rights and claims of any third parties, in particular, are not an object of the common ownership right, not mortgaged or assigned in any way to any third party except for Pledge contract # 93227/z concluded between the Pledgor and the Pledgee on September 03, 2004, as well as shall not be legally or actually encumbered at the moment of entry of the present Contract into legal force.

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PLEDGEE                                                                  PLEDGOR
[SIGNED]                                                                [SIGNED]

Shares Pledge Contract #96144/z                                                3

     1.4.1. In case of revelation of any rights and claims on the pledged property but for those specified in paragraphs 1.2-1.4 of the present Contract, as well as occurrence of any disputes or conflicts thereon, the Pledgor shall undertake to settle them at their own expense bearing all necessary costs caused by these disputes.

     1.5. Prior to the termination of the relationship arisen from the present contract, the Pledgor shall not be entitled to dispose of the property specified in paragraph 1.3. of the present Contract including granting it into the subsequent mortgage.

                   II. PLEDGED SECURITIES COLLECTING PROCEDURE

     2.1. The Basis for collecting the pledged securities shall be simultaneous presence of the following circumstances:

     o  Non-performance by the Obligator of the obligation secured by the pledge
        (delay for more than 5 (Five) business days in return by the Obligator of the money sum received under the Agreement and interest for using the credit);

     o  Delay in execution by the Pledgor being simultaneously the Guarantor to the Agreement (Contract on guarantee 96144/i dated July 29, 2005), of obligations of the Guarantor for more than 20 business days.

     Partial execution by the Obligator of the obligation secured by the pledge shall not give the Pledgor the right to reducing the volume of the pledge in proportion to the executed part of the obligation secured by the pledge. The pledge shall be maintained in the initial volume up to the full execution of the obligation secured hereby.

     2.2. The demands subject to satisfying at the cost of the pledged securities shall include all claims of the Pledgee, the size of which shall be determined for the moment of actual execution by the Obligator in full of their obligations under the Agreement, including the Interest as well as penalty stipulated by the Agreement.

     2.3. At the approach of the circumstances stipulated in paragraph 2.1. of the present Contract, collecting of the pledged securities (satisfaction of the
Pledgee's requirements) shall be made upon the decision of the Pledgee, without turning by the Parties for a court judgment.

     2.4. Realization of the pledged securities shall be carried out according to the effective legislation of the Russian Federation. The Pledgor shall confide the Pledgee carrying out of all actions on realization of the pledge.

     2.4.1. Within 10 banking days from the moment of receipt of the funds for realization of the pledge to their account, the Pledgee shall undertake to transfer to the Pledgor the difference between the sale price of the pledge and the amount of the obligation secured by the pledge.

         III. DISPUTES SETTLEMENT PROCEDURE AND LIABILITY OF THE PARTIES

     3.1. The Parties shall take all effort to settlement of disputes and disagreements that can arise regarding the questions concerning the subject of the present contract, or in connection with it, through negotiations. If the
Parties do not reach an agreement, all disputes and disagreements shall be resolved in the Arbitration court of Moscow under the procedure established by the legislation of the Russian Federation.

     3.2. The guilty Party shall bear property responsibility for non-performance of the obligations taken under the present contract according to the effective civil-law legislation of the Russian Federation.

                          IV. TERMS. SPECIAL CONDITIONS

     4.1. The present Contract shall enter in force from the moment of transfer to the Pledgee of the extract from the Register of shareholders of Closed joint-stock company "Network of television stations" confirming registration of the pledge hereunder.

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PLEDGEE                                                                  PLEDGOR
[SIGNED]                                                                [SIGNED]

Shares Pledge Contract #96144/z                                                4

     4.2. The pledge shall cease upon the termination of the obligation secured by the pledge as well as under other bases stipulated by the civil-law legislation of the Russian Federation.

     4.3. The Pledgee shall undertake to unblock (terminate the pledge for) the securities (shares) transferred into the pledge within 10 (Ten) business days upon termination of the Contract effectiveness, and in the case if the credit,
Interest and penal sanctions thereon are completely extinguished without collecting the pledged securities. In case of partial collecting of the pledged securities, the present obligation shall concern the securities remaining under the pledge after full performance by the Obligator of all obligations under the
Agreement.

     4.4. The Pledgee shall not be entitled to transfer the rights under the present Contract without the preliminary consent of the Pledgor.

     4.5. All amendments and supplements to the present Contract shall be valid only if they are accomplished in writing and signed by the authorized representatives of the Parties.

     4.6. Mutual relationship between the Parties not stipulated by the present
Contract shall be governed by the effective legislation of the Russian
Federation.

     4.7. All letters, notices, statements and other messages shall be directed by the Parties to each other in writing in Russian and in English according to the requisites specified in Section VI of the present Contract or in additions hereto.

                               V. FINAL PROVISIONS

     5.1. The present Contract shall be accomplished in 3 original copies identical in their content and having equal legal force.

                   VI. ADDRESSES AND REQUISITES OF THE PARTIES

     PLEDGEE: OJSC "ALPHA-BANK"
     Location: 27, Kalanchevskaya Str., 107078, Moscow
     Payment requisites: BIC 044525593 cor/acc 30101810200000000593 in the OPERU
                         Moscow GTU of the Bank of Russia, INN 7728168971
                         Acc. 400927098 in JPMorgan Chase Bank, New York
     Consolidated account for calculations on credit operations:
                         47422.840.800000000422
     Phone:              974-25-15

     PLEDGOR: CTC MEDIA, INC.
     Location: 2711 Centerville Road, Suite 400,
     Wilmington, Delaware 19808 Address for correspondence: 15a, Pravda str.,
     Moscow, 125124, Russia Copy to: 2711 Centerville Road, Suite 400,
     Wilmington, Delaware 19808 Payment requisites: Federal registration number for taxation purposes EIN 58-1869211, Main Bank: Raiffeisen Zentralbank
     Oesterreich AG, Am Stadtpark, 9, 1030 Vienna, Austria Acc 070-54002217,
     SWIFT: RZBA AT WW; BLZ 31000 Correspondent bank: Citibank N.A., New York;
     SWIFT CITIUS33 Acc. 1092-0871

            PLEDGEE                                       PLEDGOR
     Director on crediting                     Chief Financial Officer of
     Corporate clients                         CTC Media, Inc.
     OJSC "Alpha-bank"
     _______________(A.K.Silvestrov)           ________________ (Nilesh Lakhani)

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PLEDGEE                                                                  PLEDGOR
[SIGNED]                                                                [SIGNED]

Shares Pledge Contract #96144/z                                                5

[Stamp]                                                      [Stamp]

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PLEDGEE                                                                  PLEDGOR
[SIGNED]                                                                [SIGNED]

Shares Pledge Contract #96144/z                                                6

                             ADDITIONAL AGREEMENT #1
            to the Shares pledge contract # 96144/z dd. July 29, 2005

Moscow                                                             July 29, 2005

OPEN JOINT-STOCK COMPANY "ALPHA-BANK", hereinafter referred to as the "Pledgee", in the person of Director on crediting corporate clients Mr. Silvestrov A.K., acting the basis of the Power of attorney # 01/1489D dated 23.08.2004, on the one hand, and CTC MEDIA, INC., hereinafter referred to as the "Pledgor", in the person of the Chief Financial Officer Mr. Nilesh Lakhani, acting on the basis of the power of attorney # N/A dated March 23, 2005, on the other hand, hereinafter jointly referred to as the "Parties", have concluded the present Additional agreement as follows:

     1. To add to paragraph 1.1. the following paragraphs:

     "In accordance with Additional agreement # 1 dated July 29, 2005 to the
     Agreement the Pledgee has granted the Obligator the Credit in the amount of
     14,000,000.00 (fourteen million) US Dollars with the date of granting of the Credit: August 02, 2005, and the date of repayment of the Credit:
     August 02, 2006, and paying the interest for using the Credit at the annual rate estimated in 11.50% (eleven 50/100 percent).

     The Obligator shall have the right to cancel in pre-time the Credit granted according to Additional agreement # 1 dated July 25, 2005 to the Agreement without payment of any additional commission fee, interest, penalties, etc.
     in favour of the Pledgee. The Obligator shall direct to the Pledgee the notice in writing on the pre-schedule repayment 3 (three) business days prior to date of the prospective pre-schedule repayment.

     2. In all the rest the conditions of the Contract shall remain without changes."

     3. The present Additional agreement shall inure from the date of its signing by the authorized representatives of the Parties and constitute an integral part of the Contract.

                                                       SIGNATURES OF THE PARTIES

                PLEDGEE                        PLEDGOR
        Director on crediting                  Chief Financial Officer of
        Corporate clients                      CTC Media, Inc.
        OJSC "Alpha-bank"
        ___________(A.K.Silvestrov)            ________________ (Nilesh Lakhani)

[Stamp]                                                      [Stamp]

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Departments    Head of the Department   Date
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               Name      Signature
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PLEDGEE                                                                  PLEDGOR
[SIGNED]                                                                [SIGNED]

Shares Pledge Contract #96144/z                                                7

CTC Media, Inc

                             CONTRACT APPROVAL FORM

CONTRACT # 96144/Z DD. JULY 29, 2005                           COMPANY: IJSC "ALFA BANK"

Position                Name                      Signature                     Date

PM                      Pavel Korzh               [SIGNED]                      July 29, 2005

Legal                   Irina Kostromina          [SIGNED]                      July 29, 2005

CFO/DRC                 Nilesh Lakhani            ----------------              ------------------